Appendix A

WELLS FARGO FUNDS TRUST

ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Fund Level administration fee breakpoints listed below are calculated on the total net assets of each Fund.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.26%	First 5B Next 5B Over 10B	0.31% 0.30% 0.29%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.33%	First 5B Next 5B Over 10B	0.38% 0.37% 0.36%
Asset Allocation Fund	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.26%	First 5B Next 5B Over 10B	0.36% 0.34% 0.32%
Administrator Class Shares	First 5B Next 5B Over 10B	0.10% 0.08% 0.06%	0.10%	First 5B Next 5B Over 10B	0.20% 0.18% 0.16%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B, Class C and Class R Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.16%	First 5B Next 5B Over 10B	0.21% 0.20% 0.19%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.19%	First 5B Next 5B Over 10B	0.24% 0.23% 0.22%
Multi-Class Money Market Funds and Classes	Fund-Level Admin. Fee		Class Level Admin. Fee	Total Admin. Fee
Class A, Class B and Class C Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.12%	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Administrator Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.10%	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.08%	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.25%	First 5B Next 5B Over 10B	0.30% 0.29% 0.28%
Select Class Shares	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.04%	First 5B Next 5B Over 10B	0.09% 0.08% 0.07%
Sweep and Daily Class	First 5B Next 5B Over 10B	0.05% 0.04% 0.03%	0.22%	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Total Admin. Fee
Retail Class Shares	0.31% 0.30% 0.29%
Administrator Class Shares	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.38% 0.37% 0.36%
Single Class Fixed Income (Non-Money Market) Funds	Total Admin. Fee
Retail Class Shares	0.21% 0.20% 0.19%
Administrator Class Shares	First 5B Next 5B Over 10B	0.15% 0.14% 0.13%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.24% 0.23% 0.22%
Single Class Money Market Funds	Total Admin. Fee
Retail Class Shares	First 5B Next 5B Over 10B	0.27% 0.26% 0.25%
Service/Trust Class Shares	First 5B Next 5B Over 10B	0.17% 0.16% 0.15%
Institutional Class Shares	First 5B Next 5B Over 10B	0.13% 0.12% 0.11%
Investor Class Shares	0.30% 0.29% 0.28%

Schedule A to Appendix A

Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Total Breakpoint Administration Fees
	First 5B	Next 5B	Over 10B
Absolute Return Fund1 Class A Class C Administrator Class	0.26% 0.26% 0.10%	0.26% 0.26% 0.10%	0.26% 0.26% 0.10%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.19% 0.19% 0.19% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.36% 0.36% 0.36% 0.36% 0.20%	0.34% 0.34% 0.34% 0.34% 0.18%	0.32% 0.32% 0.32% 0.32% 0.16%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.21% 0.21% 0.15%	0.20% 0.20% 0.14%	0.19% 0.19% 0.13%
California Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.23% 0.15% 0.13% 0.17% 0.27%	0.22% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Conservative Allocation Fund Administrator Class	0.15%	0.14%	0.13%
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Discovery Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Diversified Small Cap Fund Administrator Class	0.15%	0.14%	0.13%
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2015 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Dow Jones Target 2055 Fund Administrator Class Institutional Class Investor Class	0.15% 0.13% 0.38%	0.14% 0.12% 0.37%	0.13% 0.11% 0.36%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Emerging Markest Equity Income Fund2 Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Emerging Markets Local Bond Fund3 Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.13% 0.11%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Enterprise Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Equity Value Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Government Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Health Care Fund4 Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.15% 0.13% 0.09% 0.17%	0.14% 0.12% 0.08% 0.16%	0.13% 0.11% 0.07% 0.15%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
High Yield Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.38%	0.30% 0.30% 0.30% 0.14% 0.37%	0.29% 0.29% 0.29% 0.13% 0.36%
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Large Cap Core Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Large Cap Growth Fund Class A Class C Class R5 Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Managed Account CoreBuilder Shares Series G	0.00%	0.00%	0.00%
Managed Account CoreBuilder Shares Series M	0.00%	0.00%	0.00%
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.31% 0.31% 0.31% 0.15%	0.30% 0.30% 0.30% 0.14%	0.29% 0.29% 0.29% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.27% 0.27% 0.27% 0.27% 0.30% 0.17%	0.26% 0.26% 0.26% 0.26% 0.29% 0.16%	0.25% 0.25% 0.25% 0.25% 0.28% 0.15%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.15% 0.13% 0.17%	0.14% 0.12% 0.16%	0.13% 0.11% 0.15%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.23% 0.13% 0.30% 0.17% 0.23%	0.22% 0.12% 0.29% 0.16% 0.22%	0.25% 0.11% 0.28% 0.15% 0.25%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.27% 0.15% 0.13% 0.17% 0.27%	0.26% 0.14% 0.12% 0.16% 0.26%	0.25% 0.13% 0.11% 0.15% 0.25%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.21% 0.21% 0.13%	0.20% 0.20% 0.12%	0.19% 0.19% 0.11%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.29% 0.13% 0.11%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.21% 0.21% 0.21% 0.13%	0.20% 0.20% 0.20% 0.12%	0.19% 0.19% 0.19% 0.11%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Prime Investment Money Market Fund Institutional Class Service Class	0.13% 0.17%	0.12% 0.16%	0.11% 0.15%
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.15% 0.13%	0.20% 0.20% 0.20% 0.14% 0.12%	0.19% 0.19% 0.19% 0.13% 0.11%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.21% 0.21% 0.13% 0.24%	0.20% 0.20% 0.12% 0.23%	0.19% 0.19% 0.11% 0.22%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.21% 0.21% 0.15% 0.24%	0.20% 0.20% 0.14% 0.23%	0.19% 0.19% 0.13% 0.22%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Small Cap Opportunities Fund Administrator Class	0.15%	0.14%	0.13%
Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.29% 0.13% 0.11% 0.36%
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Social Sustainability Fund6 Class A Class C Administrator Class	0.31% 0.31% 0.15%	0.30% 0.30% 0.14%	0.29% 0.29% 0.13%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.31% 0.31% 0.31% 0.15% 0.38%	0.30% 0.30% 0.30% 0.14% 0.37%	0.29% 0.29% 0.29% 0.13% 0.36%
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.31% 0.31% 0.15% 0.13% 0.38%	0.30% 0.30% 0.14% 0.12% 0.37%	0.29% 0.29% 0.13% 0.11% 0.36%
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Large Cap Growth Fund7 Class A Class C Class R Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.15%	0.20% 0.20% 0.20% 0.14%	0.19% 0.19% 0.19% 0.13%
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.19% 0.19% 0.13% 0.11% 0.22%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.13% 0.11%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.27% 0.13% 0.15% 0.17% 0.27%	0.26% 0.12% 0.14% 0.16% 0.26%	0.25% 0.11% 0.13% 0.15% 0.25%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.31% 0.31% 0.31% 0.15% 0.13%	0.30% 0.30% 0.30% 0.14% 0.12%	0.29% 0.29% 0.29% 0.13% 0.11%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.15% 0.13% 0.24%	0.20% 0.20% 0.14% 0.12% 0.23%	0.19% 0.19% 0.13% 0.11% 0.22%
WealthBuilderConservative Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderEquity Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Allocation Portfolio	0.31%	0.30%	0.29%
WealthBuilderGrowth Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderModerate Balanced Portfolio	0.31%	0.30%	0.29%
WealthBuilderTactical Equity Portfolio	0.31%	0.30%	0.29%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.21% 0.21% 0.24%	0.20% 0.20% 0.23%	0.19% 0.19% 0.22%
100% Treasury Money Market Fund Class A Administrative Class Service Class Sweep Class	0.27% 0.15% 0.17% 0.27%	0.26% 0.14% 0.16% 0.26%	0.25% 0.13% 0.15% 0.25%

Most recent annual approval by the Board of Trustees:  March 25, 2011

Schedule A to Appendix A amended:  February 8, 2012

The foregoing fee schedule is agreed to as of February 8, 2012 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By: ________________________________

         C. David Messman

         Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________________

         Andrew Owen

   Executive Vice President

1On November 16, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Absolute Return Fund.  The Fund will commence operations in the first quarter 2012.

2 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Income Fund.  The Fund will commence operations in the second quarter 2012.

3 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Local Bond Fund.  The Fund will commence operations in the second quarter 2012.

4 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Health Care Fund effective by the end of March 2012.

5 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund and the addition of Class R shares to the Large Cap Growth Fund.  Upon shareholder approval of the merger, Class R shares will become effective by the end of June 2012.

6 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the liquidation of the Social Sustainability Fund effective by the end of March 2012.

7 On February 8, 2012, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Large Cap Growth Fund into the Large Cap Growth Fund.  Upon shareholder approval, the merger will become effective by the end of June 2012.